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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 27, 2007


                      Banc of America Funding 2007-2 Trust
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             (Exact Name of Issuing Entity as Specified in Charter)

                       Banc of America Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)


    New York                        333-130536-17                   56-139-0085
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(State or Other Jurisdiction of    (Commission File Number     (I.R.S. Employer
Incorporation of Issuing Entity)   of Issuing Entity)     Identification No. of
                                                                 Depositor)

214 North Tryon Street, Charlotte, North Carolina                         28255
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(Address of Principal Executive Offices)                             (Zip Code)


Depositor's telephone number, including area code           (704) 386-2400
                                                 -------------------------------

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 27, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-2 (the "Certificates"), issued on February 27, 2007, including (i) the Class 1-A-R, 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 1-A-6, 1-A-7,
1 A-8, 1-A-9, 1-A-10,  1-A-11,  1-A-12,  1-A-13, 1-A-14, 1-A-15, 1-A-16, 1-A-17,
1-A-18,  1-A-19, 1-A-20, 1-A-21, 1-A-22, 1-A-23, 1-A-24, 1-A-25, 1-A-26, 1-A-27,
1-A-28,  1-A-29, 1-A-30, 1-A-31, 1-A-32, 1-A-33, 1-A-34, 1-A-35, 1-A-36, 1-A-37,
1-A-38, 1-A-39, 1-A-40, 1-A-41, 1-A-42, 2-A-1, 30-IO, 30-PO, M-1, B-1, B-2, B-3,
T-A-1A,  T-A-1B,  T-A-2,  T-A-3, T-A-4, T-A-5, T-A-6, T-M-1, T-M-2, T-M-3, T-M-4
and T-M-5 Certificates (the "Public Certificates"), having an aggregate initial class balance of $985,945,205 and (ii) the Class B-4, Class B-5, Class B-6, Class T-B-1, Class CE and Class P Certificates (the "Private Certificates"), having an aggregate initial class balance of $8,398,426.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated February 27, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On February 27, 2007, the Private Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates (i) were originated by Bank of America, National Association ("BANA") or were acquired by BANA from another originator pursuant to an underlying sale agreement and are serviced by BANA pursuant to the servicing agreement, dated February 27, 2007, between the Company and BANA, a copy of which is attached as Exhibit 10.1, (ii) were acquired by BANA from National City Mortgage Co. ("National City") and are serviced by National City pursuant to a master seller's warranties and servicing agreement, dated as of September 1, 2003, by and between BANA and National City, a copy of which is attached as Exhibit 10.2, (iii) were acquired by BANA from SunTrust Mortgage, Inc. ("SunTrust") and are serviced by SunTrust pursuant to a flow sale and servicing agreement, dated as of February 1, 2004, by and between BANA and SunTrust, a copy of which is attached as Exhibit 10.3, (iv) were acquired by BANA from Wells Fargo and are serviced by Wells Fargo pursuant to the second amended and restated master seller's warranties and servicing agreement and second amended and restated master mortgage loan purchase agreement, each dated as of May 1, 2006, by and between BANA and Wells Fargo, copies of which are attached as Exhibit 10.4, (v) were acquired by BANA from various originators pursuant to various underlying sale agreements and are serviced by Wells Fargo pursuant to the servicing agreement, dated as of July 1, 2006, by and between BANA and Wells Fargo, a copy of which is attached as
Exhibit 10.5, or (vi) were acquired by BANA from another originator that did not originate 20% or more of the aggregate unpaid principal balance of any loan

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group as of the cut-off date and are serviced by such originator  pursuant to an underlying sale and servicing agreement.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated February 27, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo, as securities administrator, on behalf of the Banc of America Funding 2007-2 Trust, entered into two separate interest rate cap agreements (the "Class 1-A-16 Interest Rate Cap Agreement" and the "Class 1-A-18 Interest Rate Cap Agreement") with BANA, as cap provider, for the benefit of the Class 1-A-16 and Class 1-A-18 Certificates, respectively. Draft copies of the Class 1-A-16 Interest Rate Cap Agreement and Class 1-A-18 Interest Rate Cap Agreement are attached as Exhibit 10.6, and final execution copies of the Class 1-A-16 Interest Rate Cap Agreement and Class 1-A-18 Interest Rate Cap Agreement will be filed as a Form 8K/A when available.

     Wells Fargo, as supplemental interest trust trustee, on behalf of the Banc of America Funding 2007-2 Supplemental Interest Trust, entered into an interest rate cap agreement (the "Class T-A-4 Interest Rate Cap Agreement") with BANA, as cap provider, for the benefit of the holders of the Class T-A-4 Certificates. A draft copy of the Class T-A-4 Interest Rate Cap Agreement is attached as Exhibit 10.7, and a final execution copy of the Class T-A-4 Interest Rate Cap Agreement will be filed as a Form 8K/A when available.

     Wells Fargo, as supplemental interest trust trustee, on behalf of the Banc of America Funding 2007-2 Supplemental Interest Trust, entered into an interest rate swap agreement (the "BoNY Interest Rate Swap Agreement") with The Bank of New York, as swap provider, and entered into two interest rate swap agreements (the "BANA Interest Rate Swap Agreements") with BANA, as swap provider, for the benefit of the holders of certain classes of Offered Certificates. A copy of the BoNY Interest Rate Swap Agreement is attached as Exhibit 10.8. Draft copies of the BANA Interest Rate Swap Agreements are attached as Exhibit 10.9, and final execution copies of the BANA Interest Rate Swap Agreements will be filed as a Form 8K/A when available.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated February 27, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC (including exhibits).

          4.1 Pooling and Servicing Agreement, dated February 27, 2007, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

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          4.2  Mortgage  Loan  Purchase  Agreement,  dated  February  27,  2007, between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

          10.1 Servicing  Agreement,  dated  February 27, 2007,  between Banc of
               America  Funding  Corporation  and  Bank  of  America,   National
               Association (including exhibits).

          10.2 (A) Master Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital Corporation) and National City Mortgage Co.

               (B) Amendment No. 1, dated as of July 1, 2004, by and among Banc of America Mortgage Capital Corporation, National City Mortgage Co. and Bank of America, National Association.

               (C) Master Assignment, Assumption and Recognition Agreement, dated July 1, 2004, by and among of Banc of America Mortgage Capital Corporation, National City Mortgage Co., Bank of America, National Association and Wachovia Bank, National Association.

               (D)  Amendment No. 2, dated as of October 1, 2004, by and between
               National  City  Mortgage  Co.  and  Bank  of  America,   National
               Association.

               (E)  Amendment No. 3, dated as of August 11, 2005, by and between
               National  City  Mortgage  Co.  and  Bank  of  America,   National
               Association.

               (F) Regulation AB Compliance Addendum to the Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, by and between Bank of America, National Association and National City Mortgage Co.

               (G) Assignment, Assumption and Recognition Agreement, dated February 27, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and National City Mortgage Co.

          10.3 (A) Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital Corporation) and SunTrust Mortgage, Inc.

               (B) Amendment No. 1, dated as of June 1, 2004, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

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               (C) Master  Assignment,  Assumption  and  Recognition  Agreement,
               dated September 1, 2004, by and among of Banc of America Mortgage Capital Corporation, SunTrust Mortgage, Inc., Bank of America, National Association and Wachovia Bank, National Association.

               (D) Amendment No. 2, dated as of November 1, 2004, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

               (E) Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

               (F) Assignment, Assumption and Recognition Agreement, dated February 27, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and SunTrust Mortgage, Inc.

          10.4 (A) Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement, dated February 27, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

          10.5 (A) Servicing Agreement, dated as of July 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Assignment, Assumption and Recognition Agreement, dated February 27, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

          10.6 (A) Draft of the Class 1-A-16 Interest Rate Cap Agreement, dated as of February 27, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

               (B) Draft of the Class 1-A-18 Interest Rate Cap Agreement, dated as of February 27, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

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          10.7 Draft of the Class T-A-4 Interest Rate Cap Agreement, dated as of
               February 27, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

          10.8 BoNY Interest Rate Swap Agreement, dated as of February 27, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.

          10.9 Drafts of the BANA Interest Rate Swap Agreements, dated as of February 27, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:     /s/ Scott Evans
                                                --------------------------------
                                            Name:   Scott Evans

                                            Title:  Senior Vice President


Date: February 27, 2007


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                      BANC OF AMERICA FUNDING CORPORATION

                                 EXHIBIT INDEX

Exhibit No.              Exhibit Description                        Paper (P) or
                                                                  Electronic (E)

1.1       Underwriting Agreement, dated February 27, 2007, between         E
          Banc of America Funding Corporation and Banc of America
          Securities LLC (including exhibits).
4.1       Pooling and Servicing Agreement, dated February 27, 2007,        E
          by and among Banc of America Funding Corporation, Wells
          Fargo Bank, N.A. and U.S. Bank National Association
          (including exhibits).
4.2       Mortgage Loan Purchase Agreement, dated February 27 2007,        E
          between Banc of America Funding Corporation and Bank of
          America, National Association (including exhibits).
10.1      Servicing Agreement, dated February 27, 2007, between            E
          Banc of America Funding Corporation and Bank of America,
          National Association (including exhibits).
10.2(A)   Master Seller's Warranties and Servicing Agreement, dated        E
          as of September 1, 2003, by and between Bank of America,
          National Association (as successor in interest to Banc of
          America Mortgage Capital Corporation) and National City
          Mortgage Co.
10.2(B)   Amendment No. 1, dated as of July 1, 2004, by and among          E
          Banc of America Mortgage Capital Corporation, National
          City Mortgage Co. and Bank of America, National
          Association.
10.2(C)   Master Assignment, Assumption and Recognition Agreement,         E
          dated July 1, 2004, by and among of Banc of America
          Mortgage Capital Corporation, National City Mortgage Co.,
          Bank of America, National Association and Wachovia Bank,
          National Association.
10.2(D)   Amendment No. 2, dated as of October 1, 2004, by and             E
          between National City Mortgage Co. and Bank of America,
          National Association.
10.2(E)   Amendment No. 3, dated as of August  11, 2005, by and            E
          between National City Mortgage Co. and Bank of America,
          National Association.

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10.2(F)   Regulation AB Compliance Addendum to the Master Seller's         E
          Warranties and Servicing Agreement, dated as of January
          1, 2006, by and between Bank of America, National
          Association and National City Mortgage Co.
10.2(G)   Assignment, Assumption and Recognition Agreement, dated          E
          February 27, 2007, among Bank of America, National
          Association, Banc of America Funding Corporation, U.S.
          Bank National Association and National City Mortgage Co.
10.3(A)   Flow Sale and Servicing Agreement, dated as of February          E
          1, 2004, by and between Bank of America, National
          Association (as successor in interest to Banc of America
          Mortgage Capital Corporation) and SunTrust Mortgage, Inc.
10.3(B)   Amendment No. 1, dated as of June 1, 2004, by and between        E
          Bank of America, National Association and SunTrust
          Mortgage, Inc.
10.3(C)   Master Assignment, Assumption and Recognition Agreement,         E
          dated September 1, 2004, by and among of Banc of America
          Mortgage Capital Corporation, SunTrust Mortgage, Inc.,
          Bank of America, National Association and Wachovia Bank,
          National Association.
10.3(D)   Amendment No. 2, dated as of November 1, 2004, by and            E
          between Bank of America, National Association and
          SunTrust Mortgage, Inc.
10.3(E)   Regulation AB Compliance Addendum to the Flow Sale and           E
          Servicing Agreement, dated as of January 1, 2006, by and
          between Bank of America, National Association and
          SunTrust Mortgage, Inc.
10.3(F)   Assignment, Assumption and Recognition Agreement, dated          E
          February 27, 2007, among Bank of America, National
          Association, Banc of America Funding Corporation, U.S.
          Bank National Association and SunTrust Mortgage, Inc.
10.4(A)   Second Amended and Restated Master Seller's Warranties           E
          and Servicing Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells
          Fargo Bank, N.A.

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10.4(B)   Second Amended and Restated Master Mortgage Loan Purchase        E
          Agreement, dated as of May 1, 2006, by and between Bank
          of America, National Association and Wells Fargo Bank,
          N.A.
10.4(C)   Assignment, Assumption and Recognition Agreement, dated          E
          February 27, 2007, among Bank of America, National
          Association, Banc of America Funding Corporation, U.S.
          Bank National Association and Wells Fargo Bank, N.A.
10.5(A)   Servicing Agreement, dated as of July 1, 2006, by and            E
          between Bank of America, National Association and Wells
          Fargo Bank, N.A.
10.5(B)   Assignment, Assumption and Recognition Agreement, dated          E
          February 27, 2007, among Bank of America, National
          Association, Banc of America Funding Corporation, U.S.
          Bank National Association and Wells Fargo Bank, N.A.
10.6(A)   Draft of the Class 1-A-16 Interest Rate Cap Agreement,           E
          dated as of February 27, 2007, between Wells Fargo Bank,
          N.A. and Bank of America, National Association.
10.6(B)   Draft of the Class 1-A-18 Interest Rate Cap Agreement,           E
          dated as of February 27, 2007, between Wells Fargo Bank,
          N.A. and Bank of America, National Association.
10.7      Draft of the Class T-A-4 Interest Rate Cap Agreement,            E
          dated as of February 27, 2007, between Wells Fargo Bank,
          N.A. and Bank of America, National Association.
10.8      BoNY Interest Rate Swap Agreement, dated as of February          E
          27, 2007, between Wells Fargo Bank, N.A. and The Bank of
          New York.
10.9      Drafts of the BANA Interest Rate Swap Agreements, dated          E
          as of February 27, 2007, between Wells Fargo Bank, N.A.
          and Bank of America, National Association.